UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2006
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement
     On June 21, 2006, the Board of Directors of Natural Gas Services Group, Inc. approved an increase in the annual cash compensation of Directors who are not employees of the Company. Effective July 1, 2006, the annual cash compensation of non-employee directors will be increased from $2,500 to $3,750 per calendar quarter.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman
of the Board, President and Chief Executive Officer

Dated: June 27, 2006

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